UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2012  (February 2, 2012)

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34709	05-0574281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13927 South Gessner Road Missouri City, TX	77489
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 2, 2012, Registrant issued a press release and held an earnings call announcing financial results for its 2011 fiscal year-end and fourth quarter. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 2, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Geophysical Services, Inc. (Registrant)
February 7, 2012 (Date)	/s/ P. MATHEW VERGHESE P. Mathew Verghese Senior Vice President & Chief Financial Officer